Exhibit 99.1

Press Release
AGL Resources Completes Nicor Merger

- Combined company creates largest natural gas-only distribution company in country, serving 4.5 million customers across 7 states
- Executive leadership team announced
- NYSE ticker symbol changing to GAS
- Company added to S&P 500 Index

ATLANTA, Dec. 9, 2011 /PRNewswire/ -- AGL Resources (NYSE: AGL) today announced it has completed its merger with Nicor Inc., creating the nation's largest natural gas-only distribution company based on customer count. With an enterprise value of $9.5 billion, the company will serve about 4.5 million utility customers in seven states. AGL Resources also announced that Standard & Poor's will add AGL Resources' common stock to the S&P 500 Index after the close of trading on Monday, December 12, replacing Nicor Inc.  And effective Friday, December 16, the combined company will assume Nicor's ticker symbol – GAS – in trading on the New York Stock Exchange.

"Today marks the beginning of a new and exciting chapter for AGL Resources," said John W. Somerhalder II, chairman, president and chief executive officer, AGL Resources. "We have successfully brought together two prominent companies in the natural gas industry with complementary businesses to create a company of considerable scale that is uniquely positioned for growth."

"We are very pleased to have received approval for the merger and appreciate the important role the Illinois Commerce Commission played in the review process over this past year. Nicor Gas customers will continue to receive outstanding service, now backed by AGL Resources' 150-year history of safe, efficient and reliable natural gas delivery."

"It's also important to acknowledge the action by the Georgia Public Service Commission in making this transaction possible," continued Somerhalder. "Its ruling in 2010 that adopted an innovative merger savings policy provided clarity about the treatment of such a transaction and allowed us to confidently pursue an opportunity with the potential to deliver long-term benefits to all of our customers as well as create shareholder value."

The transaction also combines the non-regulated businesses of the two companies, creating a retail segment with more than one million customers and a top 10 wholesale gas marketer that delivers an average of 4.7 Bcf of natural gas per day. The company also is expected to provide 31 Bcf of storage capacity in 2012, with potential to expand as market conditions warrant.

AGL Resources, expected to become a Fortune 500 company for 2012, will remain headquartered in Atlanta, Ga, as will Atlanta Gas Light. The company's newly expanded natural gas distribution headquarters will be located in Naperville, Ill, as will the headquarters for Nicor Gas.

Executive leadership team named

AGL Resources today announced the senior leaders of the combined company. Reporting to John Somerhalder, CEO, are: Andrew W. Evans as executive vice president and chief financial officer;  Hank Linginfelter as executive vice president, distribution operations; Melanie M. Platt as executive vice president, chief people officer and president, AGL Resources Foundation; Paul R. Shlanta as executive vice president, general counsel and chief ethics and compliance officer; and Peter Tumminello as executive vice president, wholesale services and president, Sequent Energy Management.

Additionally, the company announced the following key business unit leaders:

Ralph Cleveland will serve as executive vice president and president of Nicor Gas, overseeing utility operations in Illinois where the company serves 2.2 million customers. Cleveland will be based in Naperville, Ill.

Steve Lindsey will serve as senior vice president of Southern operations and  president of Atlanta Gas Light, Florida City Gas and Chattanooga Gas. Lindsey will be responsible for utility operations throughout the company's service territory in Georgia, Florida and Tennessee. Combined, these three utilities serve 1.7 million customers. Lindsey will be based in Atlanta, Ga.

Jodi Gidley remains the senior vice president of Mid-Atlantic operations and president of Virginia Natural Gas, Elizabethtown Gas and Elkton Gas. Gidley will manage utility operations in Virginia, New Jersey and Maryland, where the company serves 555,000 customers. Gidley is based in Virginia Beach, Va.

Cleveland, Lindsey and Gidley all will report to Hank Linginfelter.

Michael Braswell will serve as president of retail energy. Braswell will direct the company's efforts related to the marketing of natural gas to end use customers, and will be based in Atlanta, Ga.

Beth Reese will serve as senior vice president and president of retail services. Reese will oversee the company's efforts related to the marketing of energy related home services and solutions, and will be based in Naperville, Ill.

Mike Pellicci remains the president of Tropical Shipping, leading the Florida-based containerized cargo carrier which serves customers in the Caribbean and Bahamas. Pellicci is based in Palm Beach, Fl.

Bryan Seas remains as senior vice president and chief accounting officer. Seas will have enterprise-wide responsibility for accounting functions and risk control. Seas is based in Atlanta.

Steve Cittadine will serve as president, Storage and Fuels. Cittadine will oversee the development of the company's storage and fuels businesses. He will be based in Lisle, Ill.

Braswell, Reese, Pellicci and Seas will report to Andrew Evans, and Cittadine will report to Peter Tumminello.

The Board of Directors of AGL Resources also elected the following former Nicor Inc. directors to the AGL Resources Board of Directors, effective as of today: Norman R. Bobins, Brenda J. Gaines, Armando J. Olivera and John Rau.

These directors were recommended by Nicor to join the twelve existing representatives on the company's board, as announced on August 2.

Financial overview

Stockholders of the former Nicor received $21.20 in cash and 0.8382 shares of AGL Resources common stock, for a total of $54.43 based on the closing price for AGL Resources common stock, on December 8, 2011.

As previously announced, the transaction, excluding merger-related costs, is anticipated to be neutral to AGL Resources' earnings per share (EPS) in 2012 and accretive thereafter. The transaction is anticipated to enhance EPS growth as well as free cash flow. Combined company EPS guidance will be provided on the company's fourth quarter and year-end earnings conference call.

Advisors

Goldman, Sachs & Co acted as the exclusive financial advisor and Dewey & LeBoeuf LLP acted as legal counsel to AGL Resources. J.P. Morgan acted as the exclusive financial advisor and Latham & Watkins LLP acted as the legal counsel for Nicor, with Sidley Austin LLP serving as legal counsel for Nicor's Board of Directors.

About AGL Resources

AGL Resources (NYSE: AGL) is an Atlanta-based energy services holding company with operations in natural gas distribution, retail operations, wholesale services, midstream operations and cargo shipping. As the nation's largest natural gas-only distributor based on customer count, AGL Resources serves approximately 4.5 million utility customers through its regulated distribution subsidiaries in seven states. The company also serves more than one million retail customers through its SouthStar Energy Services joint venture and Nicor National, which market natural gas and related home services. Other non-utility businesses include asset management for natural gas wholesale customers through Sequent Energy Management, ownership and operation of natural gas storage facilities, and ownership of Tropical Shipping, one of the largest containerized cargo carriers serving the Bahamas and Caribbean region. AGL Resources is a member of the S&P 500 Index. For more information, visit www.aglresources.com.

Forward Looking Statements

To the extent any statements made in this press release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, "forward-looking statements").

These forward-looking statements relate to, among other things, the expected benefits of the merger such as the Company's growth potential; the potential to deliver long-term benefits to our customers and create shareholder value; the expectation that the transaction will be neutral to the Company's earnings per share in 2012 and accretive thereafter; and anticipated enhancement to earnings per share growth and free cash flow. Forward-looking statements can generally be identified by the use of words such as "believe", "anticipate", "expect", "estimate", "intend", "continue", "plan", "project", "will", "may", "should", "could", "would", "target", "potential" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although AGL Resources believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the possibility that the anticipated benefits and synergies from the merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in AGL Resources' reports filed with the Securities and Exchange Commission ("SEC").

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in AGL Resources' Annual Report on Form 10-K for the fiscal year December 31, 2010. AGL Resources cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to AGL Resources or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this presentation. AGL Resources does not undertake any obligation to update or revise any forward-looking statement, except as may be required by law.